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December 20, 2004

General Electric Capital Assurance Company
6604 West Broad Street
Richmond, Virginia 23230

Re:    General Electric Capital Assurance Company
       GNA Variable Investment Account
       Post-Effective Amendment No. 1 Under the Securities Act of 1933 Amendment No. 9 Under the Investment Company Act of 1940
       SEC File Nos. 333-70089; 811-08506


Ladies and Gentlemen:

I have served as Counsel to General Electric Capital Assurance Company and its GNA Variable Investment Account (the "Separate Account") in connection with the registration of an indefinite number of securities in the form of Group and Individual Deferred Variable Annuity and Modified Guaranteed Annuity Contracts (the "Contracts") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. I have examined Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 to the Registration Statement on Form N-4, including all related documents and exhibits, and have reviewed such questions of law as I considered necessary and appropriate. On the basis of such examination and review, it is my opinion that:

     1. General Electric Capital Assurance Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is duly authorized to sell and issue the Contracts.

     2. The Separate Account has been properly created and is a validly existing separate account pursuant to the laws of the State of Washington.

     3. The Contracts are no longer available for new sales, however, those Contracts that have been sold are legal and binding obligations of General Electric Capital Assurance Company in accordance with the Contract's terms. The Company must obtain clearance from or receive prior approval from certain jurisdictions for any changes to the Contracts and/or any renewed sales, prior to the issuance of such Contracts.

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General Electric Capital Assurance Company
December 20, 2004
Page 2

     4. To the extent so provided under the Contracts, that portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account, will not be chargeable with liabilities arising out of any other business that General Electric Capital Assurance Company may conduct.

I hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 filed on Form N-4 for the Contracts and the Separate Account.

Sincerely,

/s/ Heather Harker

Heather Harker
Associate General Counsel